Inventories	12 Months Ended
Jun. 30, 2026
Inventories
Inventories
21	Inventories

	2026	2025
for the year ended 30 June	Rm	Rm
Carrying value
Crude oil and other raw materials*	9 358	5 087
Process material	3 391	3 326
Maintenance materials	8 578	8 504
Work in progress*	5 614	2 827
Manufactured products	22 926	21 669
Consignment inventory	454	380
	50 321	41 793

*Includes inventory at Natref as part of Sasol utilising Prax’s share of the Natref processing facility.

A net realisable value write-down of R1 321 million was recognised in 2026 (2025: R171 million), primarily due to elevated crude oil procurement costs during the Middle East conflict and lower market prices at year-end.

Inventory of R12 095 million (2025: R2 981 million) is held at net realisable value. This relates mainly to manufactured products in Sasol Oil (Fuels segment).

Accounting policies:

Inventories are stated at the lower of cost and net realisable value. Cost includes expenditure incurred in acquiring, manufacturing and transporting the inventory to its present location. Manufacturing costs include an allocated portion of production overheads which are directly attributable to the cost of manufacturing such inventory. The allocation is determined based on the greater of normal production capacity and actual production. The costs attributable to any inefficiencies in the production process are charged to the income statement as incurred.

By-products are incidental to the manufacturing processes, are usually produced as a consequence of the main product stream, and are immaterial to the group. Revenue from sale of by-products is offset against the cost of the main products.

Cost is determined as follows:

Crude oil and other raw materials	First-in-first-out valuation method (FIFO)
Process, maintenance and other materials	Weighted average purchase price
Work-in-progress	Manufacturing costs incurred according to FIFO
Manufactured products including consignment inventory	Manufacturing costs according to FIFO